EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of Sew Cal Logo, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Songer, Chief Executive Officer and Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-QSB for the period ending May 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the period ending February 28, 2006, fairly presents, in all material respects, the financial condition and results of operations of Sew Cal Logo, Inc.

Dated: July 24, 2006

                                        SEW CAL LOGO, INC.

                                        By:  /s/ Richard Songer
                                             ----------------------------------
                                             Chief Executive Officer